Other Current Assets and Non-Current Assets - Schedule of Other Current Assets (Details) ¥ in Thousands, $ in Thousands		Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Schedule of Other Current Assets [Abstract]
Value-added tax recoverable		¥ 8,816	$ 1,231	¥ 8,061
Loans to third parties	[1]	20,320	2,837	21,305
Deposits		3,111	435	4,590
Staff advances		3,572	498	708
Others		1,700	237	705
Less: Allowance for expected credit losses		(6,307)	(881)	(6,337)	$ (886)	¥ (2,488)
Other current assets		¥ 31,212	$ 4,357	¥ 29,032

[1]

In January 2023, LY New Energy, Youpin, Youxu Zibo and HN Youxu, respectively, entered into an one-year loan agreement signed annually with Shanghai Huazhen Construction Engineering Co., Ltd (“SH Huazhen”), pursuant to which LY New Energy, Youpin, Youxu Zibo and HN Youxu were entitled to borrow a total loan amount of RMB12,560 (US$1,769) with free interest rate for working capital needs of SH Huazhen. As of June 30, 2025, the balance of loans to SH Huazhen is RMB11,452 (US$1,599). SH Huazhen has provided assurances regarding the repayment schedule of the relevant borrowings, committing to fully settle all outstanding liabilities within one year. As of June 30, 2025, Huazhen has repaid RMB 1,322 (US$185).

In December 2023, Youguan Financial Leasing entered into a one-year loan agreement with Cao Yue, Gong Hua and He Guangquan for revolving loan quota, each quota of RMB2.4 million, pursuant to which Youguan Financial Leasing were entitled to borrow a total loan amount of RMB3,000 with free interest rate. As of this period, the loan balance is RMB628 (US$88).